EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C.SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of International Isotopes Inc on Form 10-KQSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



 /S/ Steve T. Laflin
 -------------------------
 Steve T. Laflin
 President and Chief Executive Officer
 March 7, 2003


 /S/ Steve T. Laflin
 -------------------------
 Steve T. Laflin
 Chief Financial Officer
 March 7, 2003